UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2022

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)

(718) 286-7900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 28, 2022, JetBlue Airways Corporation, a Delaware corporation (“JetBlue”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing its entry into an Agreement and Plan of Merger (the “Merger Agreement”) with Spirit Airlines, Inc., a Delaware corporation (“Spirit”), and Sundown Acquisition Corp., a Delaware corporation and a direct, wholly owned subsidiary of JetBlue. This Amendment No. 1 to the Original 8-K is being filed solely to correct a scrivener’s error contained in Section 3.3(b) of the Merger Agreement filed as Exhibit 2.1 to the Original 8-K. Exhibit 2.1 filed with this Amendment No. 1 replaces Exhibit 2.1 to the Original 8-K in its entirety, and all other disclosures in, and exhibits to, the Original 8-K remain unchanged.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K/A, including statements concerning JetBlue, Spirit, the proposed transaction and other matters, contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent JetBlue management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to JetBlue and Spirit. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, those listed in JetBlue’s and Spirit’s U.S. Securities and Exchange Commission (“SEC”) filings, matters of which JetBlue or Spirit may not be aware, the coronavirus pandemic including new and existing variants, the outbreak of any other disease or similar public health threat that affects travel demand or behavior, the occurrence of any event, change or other circumstances that could give rise to the right of JetBlue or Spirit or both of them to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise and the potential financial consequences thereof; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the proposed transaction; JetBlue’s ability to finance the proposed transaction and the indebtedness JetBlue expects to incur in connection with the proposed transaction; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit’s operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the proposed transaction; failure to realize anticipated benefits of the combined operations; demand for the combined company’s services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements’ attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; ongoing and increase in costs related to IT network security. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in JetBlue’s and Spirit’s SEC filings, including but not limited to, JetBlue’s and Spirit’s 2021 Annual Reports on Form 10-K and their Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this Current Report on Form 8-K/A might not occur. JetBlue’s and Spirit’s forward-looking statements included in this Current Report on Form 8-K/A speak only as of the date the statements were written or recorded. JetBlue and Spirit undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, changed circumstances, or otherwise.

Additional Important Information and Where to Find It

This communication is being made in respect to the proposed transaction involving JetBlue, Sundown Acquisition Corp., and Spirit. A meeting of the stockholders of Spirit will be announced as promptly as practicable to seek stockholder approval in connection with the proposed transaction. Spirit expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Spirit and will contain important information about the proposed transaction and related matters.

STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE, INCLUDING ALL PROXY MATERIALS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement (if and when available) will be mailed to stockholders of Spirit. Investors and stockholders may obtain a free copy of any proxy statement (when available) and other documents filed by JetBlue and Spirit at the SEC’s web site at https://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of any proxy statement (when available) and other documents filed by JetBlue and Spirit with the SEC on JetBlue’s Investor Relations website at http://investor.jetblue.com and on Spirit’s Investor Relations website at https://ir.spirit.com.

Participants in the Solicitation

JetBlue and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Spirit common stock. Information regarding JetBlue’s directors and executive officers is contained in JetBlue’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the SEC on April 7, 2022, and in JetBlue’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 22, 2022. Information regarding Spirit’s directors and executive officers is contained in Spirit’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the SEC on March 30, 2022. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available. These documents can be obtained free of charge as described in the preceding paragraph.

No Offer Or Solicitation

This Current Report on Form 8-K/A shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated July 28, 2022, by and among JetBlue Airways Corporation, Sundown Acquisition Corp., and Spirit Airlines, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date: August 16, 2022	By:	/s/ Brandon Nelson
Name: Brandon Nelson Title: General Counsel and Corporate Secretary